AFD                                                     Advisor Class Prospectus
Exchange
Reserves                                                January 30, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered Are
-------------------------------
 o Not FDIC Insured
 o May Lose Value
 o Not Bank Guaranteed
-------------------------------

                                TABLE OF CONTENTS
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                                                                            Page

RISK/RETURN SUMMARY .........................................................  3
Performance and Bar Chart Information .......................................  4

FEES AND EXPENSES OF THE FUND ...............................................  5

OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE, STRATEGIES AND RISKS ..........  6
Investment Objective and Strategies .........................................  6
Risk Considerations .........................................................  6

MANAGEMENT OF THE FUND ......................................................  7

PURCHASE AND SALE OF SHARES .................................................  7
How The Fund Values Its Shares ..............................................  7
How To Buy Shares ...........................................................  7
How To Exchange Shares ......................................................  8
How To Sell Shares ..........................................................  8

DIVIDENDS, DISTRIBUTIONS AND TAXES ..........................................  8

CONVERSION FEATURE ..........................................................  9

GENERAL INFORMATION .........................................................  9

FINANCIAL HIGHLIGHTS ........................................................  9

AFD Exchange Reserves' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

AFD Exchange Reserves
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGY:

The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. dollar-denominated money market securities.

PRINCIPAL RISKS:

The principal risks of investing in the Fund are:

o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION

The table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o     the Fund's average annual returns for one year and the life of the Fund;
      and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
Advisor                                                      3.68%        4.90%
--------------------------------------------------------------------------------

You may obtain the most current seven-day yield information of the Fund by calling 1-800-221-5672 or your financial intermediary.

*     Inception date: 1/30/97

BAR CHART
--------------------------------------------------------------------------------

   [The following table was depicted by a bar chart in the printed material.]

                                Calendar Year End
         97            98             99             00             01
--------------------------------------------------------------------------------
        N/A           5.10%          4.79%          6.03%          3.68%

During the period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.52% (quarter ending December 31, 2001).

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                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and Example

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                         Operating Expenses
                                                    ----------------------------
                                                           Advisor Class
                                                           -------------
Management Fees                                                 .25%
Distribution (12b-1) Fees                                      None
Other Expenses                                                  .22%
                                                               ----
Total Fund Operating Expenses                                   .47%
                                                               ====

                                                              Example
                                                    ----------------------------
                                                           Advisor Class
                                                           -------------
1 Year                                                         $ 48
3 Years                                                        $151
5 Years                                                        $263
10 Years                                                       $591

--------------------------------------------------------------------------------
       OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section of the prospectus provides a more complete description of the investment objective and principal strategies and risks of the Fund.

Please note:

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o There can be no assurance that the Fund will achieve its investment objective.

o Except as noted, the Fund's investment strategies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective, which is fundamental, is maximum current income to the extent consistent with safety of principal and liquidity. As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under that Rule, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Fund may invest in:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o     adjustable rate obligations;

o     asset-backed securities;

o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

o     repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a matter of fundamental policy, the Fund may not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

RISK CONSIDERATIONS

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

The Fund's investments in U.S. Dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments.

The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2001 totaling more than $421 billion (of which more than $163 billion represented assets of investment companies). As of September 30, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 50 registered investment companies managed by Alliance, comprising 139 separate investment portfolios, currently have approximately 7.1 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance .25% of average daily net assets during the fiscal year ended September 30, 2001.

The Fund's SAI has more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

General

You may purchase the Advisor Class shares for cash and subsequently exchange them for Advisor Class shares of other Alliance Mutual Funds. Under the Alliance Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. Advisor Class shares should be purchased for cash only as a temporary investment pending exchange into Advisor Class shares of another Alliance Mutual Fund and should not be held as a long-term investment. You may also purchase Advisor Class shares through exchange if you hold shares of Advisor Class shares of other Alliance Mutual Funds.

How The Fund Values Its Shares

The Fund's net asset value, or NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the New York Stock Exchange (NYSE) is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

How To Buy Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc., or AFD;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting, or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

The Fund may refuse any order to purchase Advisor Class shares. In particular, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next determined NAV without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Financial Representative

      Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      - Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07906-1520
                                  800-221-5672

      - For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, Alliance Global Investor Services, Inc. or AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      - You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      - A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

      - If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise the proceeds will be mailed to you.

      - Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      - Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of the Fund that are different from those described in this prospectus. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Advisor class shares made through such financial representative. Such financial intermediaries also may impose requirements with respect to the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the NYSE is open for business and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

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                               CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisory or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares ("Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically, without notice, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee, or other charge.

DESCRIPTION OF CLASS A SHARES

The Class A shares have a distribution fee of .50% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares of the Fund have a higher expense ratio and may pay lower dividends than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual call 800-227-4618.

Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, for each of the three years in the period ended September 30, 2001 and by other independent accountants for years prior to October 1, 1998. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, appears in the Fund's Annual Report, which is available upon request.

                                      Income from
                                      Investment       Less:
                                      Operations     Dividends              Total Return            Ratios/Supplemental Data
                                      -----------   ----------             ---------------  ----------------------------------------
                                                                                Total                                   Ratio of Net
                           Net Asset                 Dividends  Net Asset    Investment                      Ratio of    Investment
                             Value,       Net        from Net     Value,       Return        Net Assets,     Expenses      Income
                           Beginning  Investment    Investment    End of    Based on Net    End of Period   to Average   to Average
Fiscal Year or Period      of Period    Income        Income      Period   Asset Value (b)  (in thousands)  Net Assets   Net Assets
------------------------   ---------  -----------   ----------  ---------  ---------------  --------------  ----------   -----------
Advisor Class
Year ended 9/30/01 .....     $1.00       $.0464       (.0464)     $1.00         4.75%          $69,835        .47%          3.75%
Year ended 9/30/00 .....     $1.00       $.0561       (.0561)     $1.00         5.77%          $ 1,787        .47%          5.53%
Year ended 9/30/99 .....     $1.00       $.0458       (.0458)     $1.00         4.68%          $11,578        .49%          4.57%
Year ended 9/30/98 .....     $1.00       $.0505       (.0505)     $1.00         5.18%          $ 3,240        .55%          5.08%
1/30/97(a) to 9/30/97 ..     $1.00       $.0254       (.0254)     $1.00         3.14%          $    35        .88%(c)       4.15%(c)

--------------------------------------------------------------------------------
(a)   Commencement of operations

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

(c)   Annualized.

                     (This page left intentionally blank.)

For more information about the Fund, the following documents are available upon request:

o     Annual/Semi-Annual Reports To Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o     Statement Of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services, Inc.
            P.O. Box 1520
            Secaucus, N.J. 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

On the Internet: www.sec.gov

You may also find more information about Allliance and the Fund on the Internet at: www.alliancecapital.com

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance, the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

SEC File No.                  811-08294


                                       12